UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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☐	Definitive Proxy Statement

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Walter Investment Management Corp.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the

Stockholder Meeting to Be Held on May 17, 2017.

Meeting Information
WALTER INVESTMENT MANAGEMENT CORP.	Meeting Type: Annual Meeting
For holders as of: March 7, 2017
Date: May 17, 2017 Time: 9:00 a.m., EDT
Location: Hilton Garden Inn 530 Pennsylvania Avenue
Fort Washington, Pennsylvania 19034
You are receiving this communication because you hold shares in the company named above.
WALTER INVESTMENT MANAGEMENT CORP. 3000 BAYPORT DRIVE, SUITE 1100 TAMPA, FL 33607

This is not a ballot. You cannot use this notice to vote these shares. This notice presents only an overview of the more complete proxy materials that are available to you on the Internet or by mail. You may view the proxy materials online at www.proxyvote.com or request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the complete proxy materials before voting.
See the reverse side of this notice for instructions on how to obtain proxy materials and for voting instructions.

— Before You Vote —
How to Access the Proxy Materials

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NOTICE AND PROXY STATEMENT ANNUAL REPORT

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— How To Vote —
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Vote In Person: Please note that attendance at the meeting will be limited to stockholders of Walter Investment Management Corp. as of the record date, March 7, 2017 (or their authorized representatives). For information regarding admission to the meeting and voting in person, please refer to the Proxy Statement. For driving directions to the meeting, please see investor.walterinvestment.com.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items

The Board of Directors recommends you vote FOR each of the nominees listed in proposal 1, FOR proposals 2, 4 and 5 and for 1 YEAR for proposal 3:

1.	Election of Directors.

Nominees:

1a.	George M. Awad

1b.	Daniel G. Beltzman

1c.	Michael M. Bhaskaran

1d.	Alvaro G. de Molina

1e.	Neal P. Goldman

1f.	William J. Meurer

1g.	Vadim Perelman

1h.	Anthony N. Renzi

2.	Approval, on a non-binding, advisory basis, of the compensation of our named executive officers for 2016.

3.	Approval, on a non-binding, advisory basis, on the frequency with which an advisory vote on the compensation of our named executive officers should be submitted to stockholders.

4.	Approval of the Walter Investment Management Corp. 2017 Omnibus Incentive Plan.

5.	Ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for 2017.